UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 19, 2015

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Franklin Parkway, San Mateo, California 94403
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 22, 2015, Franklin Resources, Inc. (the “Company”) issued a press release announcing the preliminary financial results for the Company’s fourth fiscal quarter and fiscal year ended September 30, 2015. The Company also posted a preliminary fourth quarter and fiscal year financial results presentation on its internet website, as stated in the press release. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the presentation is attached hereto as Exhibit 99.2, and each is incorporated herein by reference.

The information in this report, including the exhibits hereto, (x) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (y) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibits in this particular report are incorporated by reference).

Item 8.01 Other Events.

On October 19, 2015, the Board of Directors (“Board of Directors”) of the Company authorized the Company to repurchase, from time to time, up to an aggregate of 30.0 million shares of its common stock in either open market or off-market transactions. The size and timing of these purchases will depend on price, market and business conditions and other factors. The stock repurchase program is not subject to an expiration date. The new Board of Directors authorization is in addition to the existing authorization, of which approximately 7.2 million shares remained available for repurchase at September 30, 2015. Shares repurchased under the stock repurchase program are retired.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	99.1	Press Release dated October 22, 2015 issued by Franklin Resources, Inc.
	99.2	Franklin Resources, Inc. Preliminary Fourth Quarter and Fiscal Year Results presentation, dated October 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	October 22, 2015	/s/ Kenneth A. Lewis
Name: Kenneth A. Lewis Title: Chief Financial Officer and Executive Vice President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 22, 2015 issued by Franklin Resources, Inc.
99.2	Franklin Resources, Inc. Preliminary Fourth Quarter and Fiscal Year Results presentation, dated October 22, 2015.